UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

BROWNIE’S MARINE GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-99393 (Commission File Number)	90-0226181 (I.R.S. Employer Identification No.)

4061 SW 47th Avenue, Davie, Florida (Address of principal executive offices)	33314 (Zip Code)

Registrant’s telephone number, including area code: (954) 462-5570

(Former name or former address, if changed since last report.)
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2026, Brownie’s Marine Group, Inc., a Florida corporation (the “Company”), executed and consummated the transactions contemplated by an asset purchase agreement (the “Asset Purchase Agreement”) by and among Sunrise Paddleboards LLC, a Florida limited liability company (“Sunrise Paddleboards”), Brian Galton, the sole member of Sunrise Paddleboards (the “LLC Member”), the Company and Live Blue, Inc., a Florida corporation and a wholly-owned subsidiary of the Company (“Live Blue”). Pursuant to the terms of the Asset Purchase Agreement, Live Blue acquired substantially all of Sunrise Paddleboards’ assets and assumed certain liabilities of the business associated with these assets. Sunrise Paddleboards is in the business of providing paddleboarding and kayaking experiences, including paddleboard rental, tour, retail and training.

In consideration for the assets purchased, the Company issued 42,000,000 shares of its common stock, par value $0.0001 per share (the “Consideration Shares”) to the LLC Member at a price of $0.0044 per share, based upon the closing price of the Company’s common stock on the OTC Markets on June 30, 2026.

The foregoing description of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Section 3 Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The issuance of the Consideration Shares is exempt from registration under Section 4(a)(2) as promulgated by the Securities and Exchange Commission under of the Securities Act of 1933, as amended (the “Act”), as a transaction by an issuer not involving any public offering.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1*	Asset Purchase Agreement, dated July 1, 2026, by and among Brownie’s Marine Group, Inc., Live Blue, Inc., Sunrise Paddleboards LLC and Brian Galton

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The schedules to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWNIE’S MARINE GROUP, INC.

Date: July 8, 2026	By:	/s/ Robert Carmichael
	Name:	Robert Carmichael
	Title:	Chief Executive Officer